Supplement dated September 14, 2012

to the Statement of Additional Information

for Principal Funds, Inc.

dated December 30, 2011, as amended and restated June 13, 2012

This supplement updates information currently in the Statement of Additional Information.  Retain this supplement with the Statement of Additional Information.

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS

Interested Directors

On page 33, delete all references to Ralph C. Eucher.

MANAGEMENT INFORMATION

On page 36, under the “Position(s) Held with Fund” column for Michael J. Beer, add “Member Executive Committee.”

On page 36, delete the information pertaining to Ralph C. Eucher.

On page 36, under the “Position(s) Held with Fund” column for Nora M. Everett, add “Chair,” and under the “Length of Time Served,” add “Since 2012.”

On page 37, delete the information pertaining to Stephen G. Gallaher.

On page 38, delete all information pertaining to Ralph C. Eucher in the table under the heading Directors Considered to be "Interested Persons."